Ralph Parks Portfolios Trust

Ralph Parks Cyclical Equity Fund

Supplement dated August 7, 2008

to Prospectus dated January 1, 2008

The first paragraphs under the headings “RISK/RETURN SUMMARY – Principal Investment Strategy” on page 2 and “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS – Principal Investment Strategy” on page 7 of this Prospectus describe the Fund’s non-fundamental policy to invest “at least 80% of its total assets in equity securities.”  This non-fundamental policy is hereby revised and the Fund will now invest “at least 80% of its assets in equity securities.”

Pursuant to Rule 35d-1 of the Investment Company Act of 1940, as amended, “Assets” means net assets, plus the amount of any borrowings for investment purposes.

This Supplement and the existing Prospectus dated January 1, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated January 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-261-5700.